361 Global Equity Absolute Return Fund

Investor Class (AGRQX)

Class I (AGRZX)

Class Y (AGRWX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 8, 2019 to the

Prospectus dated March 1, 2019 and amended, March 13, 2019,

the Statement of Additional Information (“SAI”), dated March 1, 2019, as supplemented,

and the Summary Prospectus dated March 4, 2019.

The Board of Trustees of the Trust has approved a Plan of Liquidation for the 361 Global Equity Absolute Return Fund (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about October 18, 2019 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, 361 Capital, LLC, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objectives.

Please contact the Fund at 1-888-736-1227 if you have any questions or need assistance.

Please file this Supplement with your records.